Premise Capital Diversified Tactical ETF
Schedule of Investments
June 30, 2022 (Unaudited)
Shares		Security Description	Value
		EXCHANGE-TRADED FUNDS - 99.1%
		Emerging Market Equity - 1.0%
6,892		iShares Core MSCI Emerging Markets ETF	$338,122
		High Yield Bonds - 1.0%
9,818		Xtrackers USD High Yield Corporate Bond ETF	331,161
		Inflation Protected Bonds - 0.9%
2,900		iShares TIPS Bond ETF	330,339
		International Equity - 2.7%
10,883		iShares Core MSCI EAFE ETF	640,464
10,434		SPDR S&P International Small Cap ETF	301,856
			942,320
		U.S. Equity - 16.9%
18,616		Consumer Staples Select Sector SPDR Fund	1,343,703
5,004		Energy Select Sector SPDR Fund	357,836
6,581		iShares Core S&P Small-Cap ETF	608,150
8,282		Materials Select Sector SPDR Fund	609,555
1		Real Estate Select Sector SPDR Fund	41
5,034		SPDR S&P 500 ETF Trust	1,899,076
787		SPDR S&P MidCap 400 ETF Trust	325,417
9,882		Utilities Select Sector SPDR Fund	693,025
			5,836,803
		U.S. Fixed Income - 8.1%
27,423		iShares Core U.S. Aggregate Bond ETF	2,788,371
		U.S. Treasury Bonds - 68.5%
281,713		iShares 1-3 Year Treasury Bond ETF (a)	23,323,019
2,771		iShares 20+ Year Treasury Bond ETF	318,304
			23,641,323
		TOTAL EXCHANGE-TRADED FUNDS (Cost $34,991,574)	34,208,439

		SHORT-TERM INVESTMENTS- 0.9%
298,498		First American Government Obligations Fund, Class X, 1.29% (b)	298,498
		TOTAL SHORT-TERM INVESTMENTS (Cost $298,498)	298,498
		TOTAL INVESTMENTS - 100.0% (Cost $35,290,072)	34,506,937
		Liabilities in Excess of Other Assets - 0.0% (c)	(12,403)
		NET ASSETS - 100.0%	$34,494,534

	Percentages are stated as a percent of net assets.
	The Fund’s security classifications are defined by the Fund Adviser.
	(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

	(b)	Rate shown is the annualized seven-day yield as of June 30, 2022.
	(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at June 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

 The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$34,208,439	$-	$-	$34,208,439
Short-Term Investments	298,498	-	-	298,498
Total Investments in Securities	$34,506,937	$-	$-	$34,506,937

^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended June 30, 2022, the Fund did not recognize any transfers to or from Level 3.